                                                                    EXHIBIT 99.1

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                        EIN # 51-0375688 PLAN NUMBER 001

                              FINANCIAL STATEMENTS

                 for the years ended December 31, 2004 and 2003

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                          INDEX TO FINANCIAL STATEMENTS


                                                                 Page(s)
                                                                 -------
Report of Independent Registered Public Accounting Firm              2

Financial Statements:

      Statements of Net Assets Available for Benefits at
           December 31, 2004 and 2003                                3

      Statements of Changes in Net Assets Available for
           Benefits for the years ended December 31, 2004
           and 2003                                                  4

      Notes to Financial Statements                               5 to 16

Item 4(i) - Schedule of Assets (Held at End of Year)             17 to 18


All other schedules to be filed with the Department of Labor in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and have been omitted.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants and Plan Administrator of
UGI HVAC Enterprises, Inc. Savings Plan

We have audited the accompanying statements of net assets available for benefits of UGI HVAC Enterprises, Inc. Savings Plan as of December 31, 2004 and 2003, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of UGI HVAC Enterprises, Inc. Savings Plan as of December 31, 2004 and 2003, and changes in its net assets available for benefits for the years then ended, in conformity with accounting principles generally accepted in the United States.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held at end of year is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. This supplemental schedule is the responsibility of the Plan's management. The supplemental schedule has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Cogen Sklar LLP
Bala Cynwyd, Pennsylvania
June 21, 2005

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                 STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

                                                         December 31,
                                                 -------------------------
                                                     2004         2003
                                                 -----------   -----------
Investments (Note 3)                             $ 9,372,253   $ 7,580,700

Loans to participants                                273,959       186,402

Receivables:
     Participants' contributions receivable          116,009        91,460
     Employers' contributions receivable              34,985        30,630
                                                 -----------   -----------
            Net assets available for benefits    $ 9,797,206   $ 7,889,192
                                                 ===========   ===========

See accompanying notes to financial statements.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

           STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS


                                                               Year Ended
                                                               December 31,
                                                        -------------------------
                                                           2004          2003
                                                        -----------    ----------
Participants' contributions                             $ 1,075,751    $  951,216
Employers' contributions                                    325,128       296,475
Rollover contributions                                      227,926       378,312
Transfers of participant balances                            11,066             -

Investment income:
     Dividends                                              223,622       109,466
     Net appreciation in value of investments               675,152     1,366,158

Distributions to participants                              (640,067)     (286,053)
Loan administration fees                                     (2,513)       (1,733)
Other, primarily interest on loans                           11,949        13,462
                                                        -----------    ----------

Net increase                                              1,908,014     2,827,303

Net assets available for benefits - beginning of year     7,889,192     5,061,889
                                                        -----------    ----------

Net assets available for benefits - end of year         $ 9,797,206    $7,889,192
                                                        ===========    ==========


See accompanying notes to financial statements.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS

1.    DESCRIPTION OF THE PLAN

The following brief description of the UGI HVAC Enterprises, Inc. Savings Plan (the "Plan") provides general information on the provisions of the Plan in effect on December 31, 2004 and during the periods covered by the financial statements. More complete information is included in the Plan document.

GENERAL. The Plan is a defined contribution plan, which covers employees of UGI HVAC Enterprises, Inc. (the "Company") and certain affiliated companies (collectively, "the Employers"). The Company is a wholly owned subsidiary of UGI Enterprises, Inc. ("Enterprises"). Enterprises is a wholly owned subsidiary of UGI Corporation ("UGI"). Employees of the Employers are eligible upon hire to participate in the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Plan is administered by the UGI Enterprises, Inc. Retirement Committee ("Plan Administrator") whose members are appointed by the Board of Directors of the Company.

CONTRIBUTIONS. A participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 50%, in whole percentages, of eligible compensation. In addition, a participant may elect to contribute to the Plan on an after-tax basis through payroll deduction an amount equal to from 1% to 15%, in whole percentages, of eligible compensation, provided that the combination of before-tax and after-tax contributions does not exceed 50% of eligible compensation. Calendar year before-tax and after-tax contribution amounts are subject to limits prescribed by the Internal Revenue Code ("IRC") and the Plan, respectively. For the 2004 and 2003 Plan Years, the IRC before-tax contribution limits were $13,000 and $12,000, respectively. After-tax contributions are subject to limits set by the Plan and Section 402(g) of the IRC. A participant may increase the rate of, or reduce or suspend, his or her before-tax or after-tax contributions four times per year by contacting the Plan's record keeper, Fidelity Institutional Retirement Services Company ("FIRSCO").

The plan allows for "catch-up contributions." The catch-up contribution provision allows certain employees to make before-tax contributions over and above the IRS and Plan limits. In order to be eligible to make catch-up contributions, employees must be at least 50 years of age and must be contributing the IRC or Plan limit. The maximum catch-up contribution for the 2004 and 2003 Plan Years was $3,000 and $2,000, respectively, which amount shall increase $1,000 per year through 2006. Catch-up contributions are not eligible for the Employers' matching contribution (as described below).


During 2003, the Company acquired Devault Refrigeration Services, Inc. Plan participants who were enrolled in the Devault Refrigeration Services, Inc. 401-K Profit Sharing Plan and Trust and became eligible to participate in the UGI HVAC Enterprises, Inc. Plan were permitted to rollover their before-tax account balances into the Plan. Before-tax balances include before-tax contributions, company match, any before-tax monies previously rolled into the Devault 401-K

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Profit Sharing Plan and Trust, and investment earnings on all contributions, including earnings on after-tax contributions.

The Plan also accepts on behalf of any employee (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in section 401(a) of the IRC or from a "rollover" individual retirement plan described in section 408 of the IRC, but only if the deposit qualifies as a tax-free rollover as defined in section 402 or (ii) a direct transfer from another plan qualified under Section 401(a) of the IRC. The Plan accepts after-tax rollover contributions.

For each month during a Plan year, the Employers may, at their discretion, make a contribution to the Plan equal to 50% of participant before-tax and after-tax contributions, up to a total of 5% of compensation (as defined in the Plan document) for each participant who has made before-tax and/or after-tax contributions during the month. The Employers' contributions for the years ended December 31, 2004 and 2003 were invested in accordance with participant investment elections in effect on the dates of the contributions.

A participant is immediately fully vested in the portion of his or her account attributable to participant contributions as well as matching contributions made by the Employers.


INVESTMENT FUNDS. A participant may elect to have his or her funds invested in one or more investment funds. Generally, participants may transfer amounts between funds at any time with no limit. Participants may change their investment elections for future contributions at any time. Fidelity Management Trust Company is the Plan's Trustee for all investment assets of the Plan and qualifies as a party in interest. References to "Fidelity" below refer to investment funds managed by Fidelity Management and Research Company ("FMR").


Following are brief descriptions of the investment options available to participants and the strategies and objectives of each fund.

Money Market Fund

- Fidelity Cash Reserves Fund

This fund is an unaffiliated registered investment company mutual fund that invests in U.S. dollar-denominated money market securities and repurchase agreements, and may enter into reverse repurchase agreements. The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Managed Income Fund

- Fidelity Managed Income Portfolio II Fund

This fund is an unaffiliated commingled pool whose investments principally comprise investment contracts issued by insurance companies and financial institutions and certain types of fixed income securities. The fund's objective is to preserve principal while earning interest income.

Income Funds

- Fidelity Intermediate Bond Fund

This fund is an unaffiliated registered investment company mutual fund which normally invests in investment-grade bonds while normally maintaining a dollar-weighted average maturity between three and ten years. The fund's objective is to provide a high level of current income.

- Fidelity Capital & Income Fund

This fund is an unaffiliated registered investment company mutual fund that invests mainly in equity and debt securities, including defaulted securities, with an emphasis on lower-quality debt securities. The fund invests in companies in troubled or uncertain financial condition and in domestic and foreign issuers. The fund's objective is to provide income and capital growth.

- Fidelity U.S. Bond Index Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in bonds included in the Lehman Brothers Aggregate Bond Index. The fund's objective is to provide investment results that correspond to the total returns of bonds in the Lehman Brothers Aggregate Bond Index.

Balanced Funds

- Fidelity Balanced Fund
- Fidelity Puritan Fund

These funds are unaffiliated registered investment company mutual funds that invest in stocks and other equity securities and in bonds and other debt securities. The funds seek income and capital growth.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Growth and Income Funds

- Fidelity Spartan U.S. Equity Index Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks included in the Standard and Poor's 500 Index ("S&P 500") a widely recognized, unmanaged index of 500 U.S. common stocks. The fund's objective is to match the total return of the S&P 500.

- Fidelity Equity Income Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund's objective is to provide reasonable income while considering the potential for capital appreciation.

- Fidelity Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks. The fund may also invest a portion of assets in bonds, including lower-quality debt securities. The fund seeks long-term capital growth.

- Fidelity Growth & Income Portfolio

This fund is an unaffiliated registered investment company mutual fund that normally invests a majority of total assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. The fund may also invest in bonds. The fund seeks high total return through a combination of current income and capital appreciation.

- Fidelity Equity Income II Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund seeks reasonable income and the potential for capital appreciation.

- Fidelity Real Estate Investment Portfolio

This fund is an unaffiliated registered investment company mutual fund that principally invests in equity securities of companies principally engaged in the real estate industry. The fund seeks above-average income and long-term capital growth consistent with reasonable risk.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Growth Funds

- Fidelity Magellan Fund

This fund is an unaffiliated registered investment company mutual fund that invests primarily in common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

- Fidelity Growth Company Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers that are expected to have above-average growth potential. The fund seeks capital appreciation.

- Fidelity OTC Portfolio

This fund is an unaffiliated registered investment company mutual fund that principally invests in securities traded on the over-the-counter ("OTC") market. The fund seeks capital appreciation.

- Fidelity Capital Appreciation Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

- Fidelity Blue Chip Growth Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of well-known and established companies. The fund invests in securities of domestic and foreign issuers. The fund seeks growth of capital over the long term.

- Fidelity Low-Priced Stock Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in low-priced common stocks. The fund seeks capital appreciation.

- Fidelity Small Cap Independence Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers with small market capitalizations. The fund seeks capital appreciation.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

- Fidelity Value Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of companies that possess valuable fixed assets or that are believed to be undervalued in relation to the issuing company's assets, earnings, or growth potential. The fund seeks capital appreciation.

International Funds

- Fidelity Overseas Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities. The fund invests primarily in common stocks and seeks long-term growth of capital.

- Fidelity Worldwide Fund

This fund is an unaffiliated registered investment company mutual fund that invests primarily in common stocks issued anywhere in the world. The fund seeks growth of capital.

- Fidelity International Discovery Fund (formerly Fidelity International Growth & Income Fund)

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities including common stocks with a focus on those that pay current dividends and have the potential for capital appreciation. The fund seeks capital growth and current income.

Fidelity Freedom

- Fidelity Freedom Income Fund
- Fidelity Freedom 2000 Fund
- Fidelity Freedom 2010 Fund
- Fidelity Freedom 2020 Fund
- Fidelity Freedom 2030 Fund
- Fidelity Freedom 2040 Fund

These funds are unaffiliated registered investment company mutual funds that invest in a combination of underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. When each of these target retirement date funds matches the asset allocation of the Fidelity Freedom Income fund (approximately five to ten years after the respective fund's target retirement date), it is expected that each fund will be combined with the Fidelity Freedom Income Fund. These funds' investment objectives are to achieve high current income and capital appreciation.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Employer Stock Fund

-     UGI Common Stock Fund

The UGI Common Stock Fund invests principally in shares of UGI Corporation Common Stock. Participants in the fund do not individually own shares of UGI Corporation Common Stock but rather own units in a fund that invests in such shares and in short-term investments. The UGI common Stock Plan was added January 1, 2003.

The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund's assets (comprising shares of UGI Corporation Common Stock and temporary cash investments) by the total number of units outstanding. Generally, participant requests to redeem units from the UGI Common Stock Fund are processed on the day received if such request is received by Fidelity before the close of the New York Stock Exchange and provided that there are sufficient short-term investments in the fund for liquidity. In such case, the participant will receive the net asset value, or closing price for the units, calculated using the closing price for UGI Corporation Common Stock on the New York Stock Exchange for that day. However, on days of unusually heavy requests for sale, the UGI Common Stock Fund may not have sufficient short-term investments for liquidity. In such case, requests to sell units received before the close of the New York Stock Exchange may not be processed on that day at that date's closing price but may be suspended until sufficient liquidity is restored. Units will be redeemed generally on a first-in, first-out basis at the closing price for the processing date. Loans, withdrawals and distributions from the UGI Common Stock Fund will be given priority over exchanges with other funds.


DISTRIBUTIONS. The Plan benefit of a participant who terminates employment for any reason other than death shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. Where the amount to be distributed exceeds $5,000, no distribution shall be made to any Plan participant prior to his or her normal retirement age (as defined in the Plan document) unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $5,000, a Plan participant's benefit will be distributed as soon as practicable after the participant becomes entitled to receive a distribution.


A participant who continues to work past age 70-1/2 will receive a distribution upon termination of employment.

DEATH. If a participant dies prior to receiving a distribution of his or her account, the participant's designated beneficiary shall be entitled to receive a lump-sum distribution of the proceeds of liquidation of 100% of the balance credited to the participant's account. Generally, the beneficiary may request a distribution of the participant's account balance as soon as practicable following the date of the participant's death. The beneficiary of a participant who is married at the time of the participant's death will be the participant's spouse, unless the participant designated another

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.

WITHDRAWALS. Generally, a participant may withdraw up to 50% of the balance of his or her Voluntary Participant Contribution Account, as defined in the Plan document. However, the withdrawal must be in an amount of at least $500. A participant may withdrawal up to 100% of the balance of his or her Rollover Account, as defined in the Plan document, at any time. No more than one withdrawal in any calendar year is permitted from each of the Voluntary Participant Contribution Account and Rollover Account portions of a participant's account.

A participant may withdraw before-tax contributions (but not earnings attributable thereto) only on account of financial hardship resulting from (a) medical expenses as defined in section 213(d) of the IRC; (b) educational expenses for the next twelve months of post-secondary education of the participant, or his or her spouse, children or dependents; (c) foreclosure on a primary residence; or (d) costs directly related to the purchase of a primary residence. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need.

LOAN PROVISION. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (a) 50% of a participant's before-tax and rollover account balances, or (b) $50,000 less the excess of the highest balance of all loans during the prior twelve month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000. The amount of the loan withdrawn from a participant's account is allocated in proportion to the value of the participant's salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.

ADMINISTRATIVE EXPENSES. Administrative expenses of the Plan are chargeable to the Plan unless paid for by the Employers. The Employers currently pay such expenses. Loan administration and withdrawal fees are paid by participants. Mutual fund expenses are paid to fund managers from mutual fund assets.

PLAN TERMINATION. Although it has not expressed any intent to do so, the Company has the right to terminate the Plan in whole or in part at any time for any reason.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

PLAN AMENDMENT. The Company may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with applicable legal requirements, however, may be made by The Retirement Committee without Board approval.

VOTING RIGHTS OF UGI COMMON STOCK FUND PARTICIPANTS. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant's interest in the UGI Common Stock Fund. A participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.

2.    ACCOUNTING POLICIES

The accompanying financial statements are prepared on the accrual basis of accounting.

The Plan's investments in registered investment company mutual funds are valued at quoted market prices, which represent the net asset value of shares held by the Plan. Investment contracts included in the Fidelity Managed Income Portfolio II fund, an unaffiliated commingled pool, are carried at contract value which represents deposits plus accrued interest. The Plan Administrator believes contract value approximates fair value. Shares of UGI Corporation Common Stock included in the UGI Common Stock Fund are reflected at fair value based on quoted market prices.

Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.

The Plan presents in the Statement of Changes in Net Assets Available for Benefits the net appreciation (depreciation) in fair value of investments which consists of realized gains or losses and unrealized appreciation (depreciation) in the fair value of those investments.

Distributions are made to Plan participants based upon the fair value of each participant's investment account (except for investments of the Managed Income Fund for which distributions are based upon contract value) as of the dates of the distribution. Distributions to participants are recorded when paid.

Transfers of participant balances represent amounts transferred to or from the AmeriGas Propane, Inc. Savings Plan and the UGI Utilities, Inc. Savings Plan, affiliate plans.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Plan Administrator to make estimates and assumptions that affect the reported amounts of net assets available for benefits and changes therein. Actual results could differ from these estimates.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.    TRUST INVESTMENTS

The components of trust investments by fund at December 31, 2004 and 2003 are as follows:


                                                                                            December 31,
                                                                                         2004        2003
                                                                                       ---------   ---------
Fidelity Cash Reserves (shares -- 303,191 and 242,481, respectively)                   $ 303,191   $ 242,481
                                                                                       ---------   ---------
Fidelity Managed Income Portfolio II (shares -- 128,959 and 101,216, respectively)       128,959     101,216
                                                                                       ---------   ---------
Fidelity Intermediate Bond Fund (shares -- 10,217 and 8,941, respectively)               107,483      95,314
                                                                                       ---------   ---------
Fidelity Capital & Income Fund (shares -- 16,068 and 16,625, respectively)               136,098     133,999
                                                                                       ---------   ---------
Fidelity U.S. Bond Index Fund (shares -- 14,028 and 12,565, respectively)                156,267     140,607
                                                                                       ---------   ---------
Fidelity Spartan U.S. Equity Index Fund (shares -- 5,599 and 4,611, respectively)        239,959     181,706
                                                                                       ---------   ---------
Fidelity Equity Income Fund (shares -- 1,337 and 1,123, respectively)                     70,544      55,860
                                                                                       ---------   ---------
Fidelity Fund (shares -- 3,262 and 2,479, respectively)                                   97,464      69,621
                                                                                       ---------   ---------
Fidelity Growth & Income Portfolio (shares -- 7,387 and 6,268, respectively)             282,267     223,328
                                                                                       ---------   ---------
Fidelity Equity Income Fund II (shares -- 13,592 and 11,569, respectively)               326,351     263,533
                                                                                       ---------   ---------
Fidelity Real Estate Investment Portfolio (shares --12,168 and 10,034, respectively)     359,441     237,898
                                                                                       ---------   ---------
Fidelity Balanced Fund (shares -- 8,285 and 8,340, respectively)                         147,643     139,688
                                                                                       ---------   ---------
Fidelity Puritan Fund (shares -- 9,800 and 7,337, respectively)                          185,709     135,516
                                                                                       ---------   ---------
Fidelity Magellan Fund (shares -- 7,859 and 8,801, respectively)                         815,720 *   860,167 *
                                                                                       ---------   ---------
Fidelity Growth Company Fund (shares -- 13,213 and 11,669, respectively)                 740,854 *   584,279 *
                                                                                       ---------   ---------
Fidelity OTC Portfolio (shares -- 9,555 and 9,694, respectively)                         331,448     314,766
                                                                                       ---------   ---------
Fidelity Capital Appreciation Fund (shares -- 5,000 and 4,027, respectively)             130,152      98,713
                                                                                       ---------   ---------
Fidelity Blue Chip Growth Fund (shares -- 17,955 and 16,347, respectively)               748,919 *   647,841 *
                                                                                       ---------   ---------
Fidelity Low-Priced Stock Fund (shares -- 15,262 and 10,393, respectively)               614,280 *   363,536
                                                                                       ---------   ---------
Fidelity Small Cap Independence Fund (shares -- 8,240 and 7,280, respectively)           162,493     130,602
                                                                                       ---------   ---------
Fidelity Value Fund (shares -- 2,791 and 1,032, respectively)                            198,960      64,044
                                                                                       ---------   ---------
Fidelity Overseas Fund (shares -- 1,830 and 1,529, respectively)                          64,758      48,069
                                                                                       ---------   ---------

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.    TRUST INVESTMENTS (CONTINUED)


                                                                                                 December 31,
                                                                                            2004           2003
                                                                                        -----------    ------------
Fidelity Worldwide Fund (shares -- 7,521 and 6,882, respectively)                           137,252         112,662
                                                                                        -----------    ------------
Fidelity International Discovery Fund (shares -- 6,905 and 5,244, respectively)             194,715         125,432
                                                                                        -----------    ------------
Fidelity Freedom Income Fund (shares -- 711 and 2,546, respectively)                          8,018          28,236
                                                                                        -----------    ------------
Fidelity Freedom 2000 Fund (shares -- 6,510 and 6,202, respectively)                         78,639          73,063
                                                                                        -----------    ------------
Fidelity Freedom 2010 Fund (shares -- 40,583 and 34,177, respectively)                      552,738 *       444,981 *
                                                                                        -----------    ------------
Fidelity Freedom 2020 Fund (shares -- 51,878 and 50,241, respectively)                      724,218 *       654,132 *
                                                                                        -----------    ------------
Fidelity Freedom 2030 Fund (shares -- 62,234 and 51,764, respectively)                      876,261 *       670,348 *
                                                                                        -----------    ------------
Fidelity Freedom 2040 Fund (shares -- 33,546 and 29,920, respectively)                      277,424         226,192
                                                                                        -----------    ------------
UGI Common Stock Fund
      UGI Corporation Unitized Stock Fund  (units -- 10,976 and 8,544, respectively)        172,765         112,010
      Dividends receivable                                                                    1,263             860
                                                                                        -----------    ------------
                                                                                            174,028         112,870
                                                                                        -----------    ------------

Total trust investments - fair value, except for group annuity contracts included in the Fidelity Managed Income Portfolio II Fund
      which are carried at contract value                                               $ 9,372,253    $  7,580,700
                                                                                        ===========    ============
Total trust investments - cost                                                          $ 8,908,465    $  7,827,731
                                                                                        ===========    ============


* - Investment represents five percent or more of the net assets available for benefits.

The net appreciation in fair value of investments during the years ended December 31, 2004 and 2003 by major investment category follows:

                                                                                           Year              Year
                                                                                           Ended            Ended
                                                                                        December 31,     December 31,
                                                                                           2004              2003
                                                                                        ------------     ------------
Registered investment company mutual funds                                              $    647,061     $  1,351,620
UGI Common Stock Fund                                                                         28,090           14,538
                                                                                        ------------     ------------
        Total net appreciation in fair value                                            $    675,152     $  1,366,158
                                                                                        ============     ============

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

During the 2004 Plan Year the Plan purchased, at market prices, 2,157 shares of UGI Corporation Common Stock directly from UGI Corporation for $73,657.

The investments of the separate investment funds are exposed to various risks such as interest rate, market and credit risk. The degree and concentration of these risks vary by fund. Due to the level of risk associated with the separate investment funds, it is reasonably possible that changes in risk in the near term could materially affect participants' account balances and the amounts reported in the Statements of Net Assets Available for Benefits and the Statements of Changes in Net Assets Available for Benefits.

4.    FEDERAL INCOME TAX STATUS

On December 6, 2002, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of November 27, 2002 under Section 401(a) of the IRC. The Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the "Trust") and participants are not taxed on Employers' contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.

5.    SUBSEQUENT EVENT


The Company performed a review of the Plan's investment strategies, funds offered and fund expenses and determined that a simplified core group of funds combined with a self-directed brokerage option would help participants achieve their investment objectives at lower costs. As a result of that review, effective June 1, 2005, 26 of the 31 investment fund options offered at December 31, 2004, were discontinued. Eleven new fund options and a self-directed brokerage option were added effective February 1, 2005.

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

              ITEM 4(i) - SCHEDULE OF ASSETS (HELD AT END OF YEAR)

                                                         December 31, 2004
                                           ----------------------------------------------
                                            Number of
                                            Shares or                Fair Value/
                                            Principal                 Contract
   NAME OF ISSUER AND TITLE OF ISSUE          Amount        Cost       Value        %(2)
----------------------------------------   ------------   --------   -----------   ------
FIDELITY CASH RESERVES FUND (3)            303,191 shrs   $303,191   $   303,191   100.00%
                                                          --------   -----------   ------

FIDELITY MANAGED INCOME
  PORTFOLIO II FUND (3)                    128,959 shrs    128,959       128,959   100.00%
                                                          --------   -----------   ------

FIDELITY INTERMEDIATE BOND FUND (3)         10,217 shrs    107,686       107,483   100.00%
                                                          --------   -----------   ------

FIDELITY CAPITAL & INCOME FUND (3)          16,068 shrs    116,331       136,098   100.00%
                                                          --------   -----------   ------

FIDELITY U.S. BOND INDEX FUND (3)           14,028 shrs    153,280       156,267   100.00%
                                                          --------   -----------   ------

FIDELITY SPARTAN U.S. EQUITY
  INDEX FUND (3)                             5,599 shrs    232,788       239,959   100.00%
                                                          --------   -----------   ------

FIDELITY EQUITY INCOME FUND (3)              1,337 shrs     64,000        70,544   100.00%
                                                          --------   -----------   ------

FIDELITY FUND (3)                            3,262 shrs     95,943        97,464   100.00%
                                                          --------   -----------   ------

FIDELITY GROWTH & INCOME
   PORTFOLIO (3)                             7,387 shrs    286,290       282,267   100.00%
                                                          --------   -----------   ------

FIDELITY EQUITY INCOME II FUND (3)          13,592 shrs    318,101       326,351   100.00%
                                                          --------   -----------   ------

FIDELITY REAL ESTATE INVESTMENT
   PORTFOLIO (3)                            12,168 shrs    249,534       359,441   100.00%
                                                          --------   -----------   ------

FIDELITY BALANCED FUND (3)                   8,285 shrs    127,888       147,643   100.00%
                                                          --------   -----------   ------

FIDELITY PURITAN FUND (3)                    9,800 shrs    177,424       185,709   100.00%
                                                          --------   -----------   ------

FIDELITY MAGELLAN FUND (1) (3)               7,859 shrs    838,064       815,720   100.00%
                                                          --------   -----------   ------

FIDELITY GROWTH COMPANY FUND (1) (3)        13,213 shrs    770,155       740,854   100.00%
                                                          --------   -----------   ------

FIDELITY OTC PORTFOLIO (3)                   9,555 shrs    380,035       331,448   100.00%
                                                          --------   -----------   ------

FIDELITY CAPITAL APPRECIATION FUND (3)       5,000 shrs    107,834       130,152   100.00%
                                                          --------   -----------   ------

FIDELITY BLUE CHIP GROWTH FUND (1) (3)      17,955 shrs    816,377       748,919   100.00%
                                                          --------   -----------   ------

FIDELITY LOW-PRICED STOCK FUND (1) (3)      15,262 shrs    442,594       614,280   100.00%
                                                          --------   -----------   ------

FIDELITY SMALL CAP INDEPENDENCE FUND (3)     8,240 shrs    135,908       162,493   100.00%
                                                          --------   -----------   ------

FIDELITY VALUE  FUND (3)                     2,791 shrs    173,380       198,960   100.00%
                                                          --------   -----------   ------

FIDELITY OVERSEAS FUND (3)                   1,830 shrs     58,804        64,758   100.00%
                                                          --------   -----------   ------

FIDELITY WORLDWIDE FUND (3)                  7,521 shrs    126,874       137,252   100.00%
                                                          --------   -----------   ------

                           UGI HVAC ENTERPRISES, INC.
                                  SAVINGS PLAN

        ITEM 4(i) - SCHEDULE OF ASSETS (HELD AT END OF YEAR) (CONTINUED)


                                                     December 31, 2004
                                      ------------------------------------------------
                                        Number of
                                        Shares or                  Fair Value/
                                        Principal                    Contract
 NAME OF ISSUER AND TITLE OF ISSUE        Amount         Cost         Value      %(2)
-----------------------------------   -------------   ----------   -----------  ------
FIDELITY INTERNATIONAL DISCOVERY
 FUND (3)                                6,905 shrs      149,546       194,715  100.00%
                                                      ----------   -----------  ------

FIDELITY FREEDOM INCOME FUND (3)           711 shrs        7,911         8,018  100.00%
                                                      ----------   -----------  ------

FIDELITY FREEDOM 2000 FUND (3)           6,510 shrs       79,012        78,639  100.00%
                                                      ----------   -----------  ------

FIDELITY FREEDOM 2010 FUND (1) (3)      40,583 shrs      542,546       552,738  100.00%
                                                      ----------   -----------  ------

FIDELITY FREEDOM 2020 FUND (1) (3)      51,878 shrs      716,261       724,218  100.00%
                                                      ----------   -----------  ------

FIDELITY FREEDOM 2030 FUND (1) (3)      62,234 shrs      804,152       876,261  100.00%
                                                      ----------   -----------  ------

FIDELITY FREEDOM 2040 FUND (3)          33,546 shrs      259,402       277,424  100.00%
                                                      ----------   -----------  ------

UGI COMMON STOCK FUND (3)
UGI Corporation Unitized Stock Fund     10,976 units     136,932       172,765   99.27%
 Dividends receivable                  $ 1,263             1,263         1,263    0.73%
                                                      ----------   -----------  ------
                                                         138,195       174,028  100.00%
                                                      ----------   -----------  ------

PARTICIPANT  LOANS
Loan principal outstanding
 (5.00% - 10.50%)(3)(4)                                        -       273,959  100.00%
                                                      ----------   -----------  ------

Total-all funds                                       $8,908,465   $ 9,646,212
                                                      ==========   ===========


---------------
(1)   Investment represents 5% or more of the net assets available for benefits.

(2)   Percentages represent percentage of fair value of each fund.

(3)   Party in interest.

(4)   Range of interest rates for loans outstanding as of December 31, 2004.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                         EIN #23-2786294 PLAN NUMBER 002

                              FINANCIAL STATEMENTS

                 for the years ended December 31, 2004 and 2003

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                          INDEX TO FINANCIAL STATEMENTS

                                                               Page(s)
                                                               -------
Report of Independent Registered Public Accounting Firm           2

Financial Statements:

  Statements of Net Assets Available for Benefits at
   December 31, 2004 and 2003                                     3

  Statements of Changes in Net Assets Available for Benefits
   for the years ended December 31, 2004 and 2003                 4

  Notes to Financial Statements                                 5 - 17

Item 4(i) - Schedule of Assets (Held at End of Year)           18 - 19

All other schedules to be filed with the Department of Labor in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and have been omitted.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants and Plan Administrator of
AmeriGas Propane, Inc. Savings Plan

We have audited the accompanying statements of net assets available for benefits of AmeriGas Propane, Inc. Savings Plan as of December 31, 2004 and 2003, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of AmeriGas Propane, Inc. Savings Plan as of December 31, 2004 and 2003, and changes in its net assets available for benefits for the years then ended, in conformity with accounting principles generally accepted in the United States.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held at end of year is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. This supplemental schedule is the responsibility of the Plan's management. The supplemental schedule has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Cogen Sklar LLP
Bala Cynwyd, Pennsylvania
June 21, 2005

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                 STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

                                             December 31,
                                          2004           2003
                                     -------------   -------------
Investments (Note 3)                 $ 181,382,040   $ 166,719,629

Loans to participants                    4,446,501       4,118,818

                                     -------------   -------------
 Net assets available for benefits   $ 185,828,541   $ 170,838,447
                                     =============   =============

See accompanying notes to financial statements.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

           STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                                               Year Ended December 31,
                                                 2004            2003
                                             ------------   ------------
Participants' contributions                  $ 10,260,599   $  9,304,430
Participants' rollover contributions              811,025        497,305
Company contributions                           6,586,607      5,996,318

Investment income:
 Dividends                                      4,632,295      3,444,863
 Net appreciation  in value of investments     10,449,299     24,758,756
Administration fees                               (49,630)       (39,148)
Other, primarily interest on loans                226,487        262,588
Net transfers of participants' balances          (415,447)       (81,857)
Distributions to participants                 (17,511,141)   (15,073,018)
                                             ------------   ------------
Net increase                                   14,990,094     29,070,237

Net assets available for benefits -
 beginning of year                            170,838,447    141,768,210
                                             ------------   ------------
Net assets available for benefits -
 end of year                                 $185,828,541   $170,838,447
                                             ============   ============

See accompanying notes to financial statements.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS




1.    DESCRIPTION OF THE PLAN


The following brief description of the AmeriGas Propane, Inc. Savings Plan
(Plan) provides general information on the provisions of the Plan in effect on December 31, 2004 and during the periods covered by the financial statements. More complete information is included in the Plan document.



GENERAL. The Plan is a defined contribution plan covering employees of AmeriGas Propane, Inc. (a Pennsylvania corporation, hereinafter referred to as "the Company"). Employees are eligible upon hire to participate in the Plan. The Plan also holds assets of certain defined contribution pension plans that were terminated in prior years and were merged into the Plan. Such assets include what is referred to as the "Pension Account" and "Predecessor Pension Rollover Account" and do not impact the general provisions of the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Plan is administered by the AmeriGas Propane, Inc. Benefits Committee (Plan Administrator), whose members are appointed by the President of the Company and subject to approval by the Compensation/Pension Committee of the Company's Board of Directors.






CONTRIBUTIONS. A participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 50%, in whole percentages, of eligible compensation. Calendar year contribution amounts are subject to limits prescribed by the Internal Revenue Code (IRC). For the 2004 and 2003 Plan Years, the IRC before-tax contribution limits were $13,000 and $12,000, respectively. A participant may increase, reduce or suspend his or her contributions at any time by contacting Fidelity Institutional Retirement Services Co. (FIRSCO).



The Plan allows for "catch-up contributions". The catch-up contribution provision allows certain employees to make before-tax contributions over and above the IRS and Plan limits. In order to be eligible to make catch-up contributions, employees must be at least 50 years of age and must be contributing the IRC or Plan limit. The maximum catch-up contribution for the 2004 Plan Year and 2003 Plan Year was $3,000 and $2,000, respectively, which amount shall increase $1,000 per year through 2006. Catch-up contributions are not eligible for the Company matching contribution (as described below).



The Plan also accepts on behalf of any employee (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in Section 401(a) of the IRC or from a "rollover" individual retirement plan described in Section 408 of the IRC, but only if the deposit qualifies as a tax free rollover as defined in section 402 or (ii) a direct transfer from another plan qualified under Section 401(a) of the IRC. The Plan accepts rollovers from after-tax contributions.



Generally the Company shall contribute to the Plan an amount equal to 100% of contributions made by each eligible participant for each payroll period up to a total of 5% of the participant's eligible compensation for each such payroll period. A participant will be eligible to receive matching contributions after he or she has completed a year of service as defined in the Plan document.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)


The Company may also make profit-sharing contributions for each Plan year, out of its net profits, as shall be determined by its Board of Directors, in its sole discretion, to all eligible participants. A participant will be eligible to receive profit sharing contributions if he or she (i) has completed one year of service; (ii) was not eligible to participate in the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan as of the last day of a Plan year; and
(iii) either (a) remained in the employ of the Company through the end of the Plan year as of which such contribution is to be allocated; (b) retired, experienced total disability (as defined in the Plan document), or died while in service during the Plan year; or (c) was on an excused absence (as defined in the Plan document) at the end of the Plan year. Subject to certain limitations, the profit sharing contribution to be credited to a participant's account shall be allocated as of the last day of the Plan year by dividing the total amount of such contribution by the number of eligible Plan participants. No such amounts were contributed to the Plan in respect of the 2004 Plan Year or the 2003 Plan Year.



Any participant who (i) satisfies the eligibility requirements described in the immediately preceding paragraph; (ii) was a participant in the former Retirement Income Plan for Employees of AP Propane, Inc. as of December 31, 1988; and (iii) had attained the age of 50 as of that date, is entitled to an additional contribution as of the last day of each Plan year as follows:


    Age as of           Percentage of
December 31, 1988   Eligible Compensation
----------------    ---------------------
     50 to 54               2%
     55 to 59               3%
    60 and over             4%


All contributions are invested in accordance with participant investment elections in effect on the dates of the contributions.



A participant will at all times be fully (100%) vested in the portion of his or her account attributable to the following sources: (i) Predecessor Account; (ii) Predecessor Pension Rollover Account; (iii) Rollover/Dollar Builder Account;
(iv) Rollover ESOP Account; (v) Salary Deferral Account; (vi) the Voluntary Participant Contribution Account; and (vii) the After-Tax Rollover Account, each as defined in the Plan document. A participant is vested in the portion of his or her account attributable to Company contributions as follows: 25% after two years of service; 50% after three years of service; 75% after four years of service; and 100% after five years of service. In addition, a participant is fully vested in the portion of his or her account attributable to Company contributions upon the attainment of normal retirement age (as defined in the Plan document), total disability (as defined in the Plan document) or death while in the employ of the Company or an affiliated company. For Plan purposes, a participant will attain normal retirement age on the later of his or her 65th birthday or the fifth anniversary of his or her date of hire.






A participant who terminates employment before he or she is fully vested will forfeit nonvested amounts attributable to Company contributions. These forfeited amounts remain in the Plan and are

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)


available to reduce future Company contributions. For the 2004 Plan Year and 2003 Plan Year, forfeitures of $194,482 and $128,845, respectively, were used to reduce Company contributions. During the 2004 Plan Year and 2003 Plan Year, $238,222 and $164,421, respectively, were forfeited from participant accounts. As of December 31, 2004 and 2003, there were $163,349 and $122,046, respectively, of forfeitures remaining in the Plan.






INVESTMENT FUNDS. A participant may elect to have his or her funds invested in one or more investment funds. Generally, participants may transfer amounts between funds at any time with no limit. Participants may change their investment elections for future contributions at any time. Fidelity Management Trust Company is the Plan's trustee for all investment assets of the Plan and qualifies as a party in interest. References to "Fidelity" below refer to investment funds managed by Fidelity Management and Research Company (FMR). Following are brief descriptions of the investment options available to participants and the strategies and objectives of each fund.



Money Market Fund



- Fidelity Cash Reserves Fund



This fund is an unaffiliated registered investment company mutual fund that invests in U.S. dollar-denominated money market securities and repurchase agreements, and may enter into reverse repurchase agreements. The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.



Managed Income Fund



- Fidelity Managed Income Portfolio II Fund



This fund is an unaffiliated commingled pool whose investments principally comprise investment contracts issued by insurance companies and financial institutions and certain types of fixed income securities. The fund's objective is to preserve principal while earning interest income.



Income Funds



- Fidelity Intermediate Bond Fund



This fund is an unaffiliated registered investment company mutual fund which normally invests in investment-grade bonds while normally maintaining a dollar-weighted average maturity between three and ten years. The fund's objective is to provide a high level of current income.



- Fidelity Capital & Income Fund



This fund is an unaffiliated registered investment company mutual fund that invests mainly in equity and debt securities, including defaulted securities, with an emphasis on lower-quality debt

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)


securities. The fund invests in companies in troubled or uncertain financial condition and in domestic and foreign issuers. The fund's objective is to provide income and capital growth.



- Fidelity U.S. Bond Index Fund



This fund is an unaffiliated registered investment company mutual fund that principally invests in bonds included in the Lehman Brothers Aggregate Bond Index. The fund's objective is to provide investment results that correspond to the total returns of bonds in the Lehman Brothers Aggregate Bond Index.



Balanced Funds



- Fidelity Balanced Fund
- Fidelity Puritan Fund



These funds are unaffiliated registered investment company mutual funds that invest in stocks and other equity securities and in bonds and other debt securities. The funds seek income and capital growth.



Growth and Income Funds



- Fidelity Spartan U.S. Equity Index Fund



This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks included in the Standard and Poor's 500 Index (S&P 500) a widely recognized, unmanaged index of 500 U.S. common stocks. The fund's objective is to match the total return of the S&P 500.



- Fidelity Equity Income Fund



This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund's objective is to provide reasonable income while considering the potential for capital appreciation.



- Fidelity Fund



This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks. The fund may also invest a portion of assets in bonds, including lower-quality debt securities. The fund seeks long-term capital growth.



- Fidelity Growth & Income Portfolio



This fund is an unaffiliated registered investment company mutual fund that normally invests a majority of total assets in common stocks with a focus on those that pay current dividends and show

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)


potential for capital appreciation. The fund may also invest in bonds. The fund seeks high total return through a combination of current income and capital appreciation.



- Fidelity Equity Income II Fund



This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund seeks reasonable income and the potential for capital appreciation.



- Fidelity Real Estate Investment Portfolio



This fund is an unaffiliated registered investment company mutual fund that principally invests in equity securities of companies principally engaged in the real estate industry. The fund seeks above-average income and long-term capital growth consistent with reasonable risk.






Growth Funds



- Fidelity Magellan Fund



This fund is an unaffiliated registered investment company mutual fund that invests primarily in common stocks of domestic and foreign issuers. The fund seeks capital appreciation.



- Fidelity Growth Company Fund



This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers that are expected to have above-average growth potential. The fund seeks capital appreciation.



- Fidelity OTC Portfolio



This fund is an unaffiliated registered investment company mutual fund that principally invests in securities traded on the over-the-counter (OTC) market. The fund seeks capital appreciation.



- Fidelity Capital Appreciation Fund



This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers. The fund seeks capital appreciation.



- Fidelity Blue Chip Growth Fund



This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of well-known and established companies. The fund invests in securities of domestic and foreign issuers. The fund seeks growth of capital over the long term.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)


- Fidelity Low-Priced Stock Fund



This fund is an unaffiliated registered investment company mutual fund that principally invests in low-priced common stocks. The fund seeks capital appreciation.



- Fidelity Small Cap Independence Fund



This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers with small market capitalizations. The fund seeks capital appreciation.



- Fidelity Value Fund



This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of companies that possess valuable fixed assets or that are believed to be undervalued in relation to the issuing company's assets, earnings, or growth potential. The fund seeks capital appreciation.



International Funds



- Fidelity Overseas Fund



This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities. The fund invests primarily in common stocks and seeks long-term growth of capital.



- Fidelity Worldwide Fund



This fund is an unaffiliated registered investment company mutual fund that invests primarily in common stocks issued anywhere in the world. The fund seeks growth of capital.



- Fidelity International Discovery Fund (formerly Fidelity International Growth & Income Fund)



This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities including common stocks with a focus on those that pay current dividends and have the potential for capital appreciation. The fund seeks capital growth and current income.



Fidelity Freedom Funds



- Fidelity Freedom Income Fund
- Fidelity Freedom 2000 Fund
- Fidelity Freedom 2010 Fund
- Fidelity Freedom 2020 Fund
- Fidelity Freedom 2030 Fund
- Fidelity Freedom 2040 Fund

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)


These funds are unaffiliated registered investment company mutual funds that invest in a combination of underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. When each of these target retirement date funds matches the asset allocation of the Fidelity Freedom Income fund (approximately five to ten years after the respective fund's target retirement date), it is expected that each fund will be combined with the Fidelity Freedom Income Fund. These funds' investment objectives are to achieve high current income and capital appreciation.



Employer Stock Fund



- UGI Common Stock Fund



This fund invests principally in shares of UGI Corporation Common Stock. Participants in the fund do not individually own specific shares of UGI Corporation Common Stock but rather own units in the fund that invests in such shares and short-term investments. The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund's assets (comprising shares of UGI Corporation Common Stock and temporary cash investments) by the total number of units outstanding. Generally, participant requests to redeem units from the UGI Common Stock Fund are processed on the day received if such request is received by Fidelity before the close of the New York Stock Exchange and provided that there are sufficient short-term investments in the fund for liquidity. In such case, the participant will receive the closing price for the units calculated using the closing price for UGI Corporation Common Stock on the New York Stock Exchange for that day. However, on days of unusually heavy requests for sale, the UGI Common Stock Fund may not have sufficient short-term investments for liquidity. In such case, requests to sell units received before the close of the New York Stock Exchange may not be processed on that day at that date's closing price but may be suspended until sufficient liquidity is restored. Units will be redeemed generally on a first-in, first-out basis at the closing price for the processing date. Loans, withdrawals and distributions from the UGI Common Stock Fund will be given priority over exchanges with other funds.





DISTRIBUTIONS. The Plan benefit of a participant who terminates employment as a result of retirement, death or total disability, as defined by the Plan document, shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. The Plan benefit of a participant who terminates employment for reasons other than retirement, death or total disability shall be equal to the proceeds of liquidation of the vested portion of his or her account.


Distributions will generally be made in the form of a lump sum. If the value of a participant's account exceeds $5,000 and the participant is married, the participant's Pension Account and Predecessor Pension Rollover Account will be distributed in the form of a joint and survivor annuity. Under a joint and survivor annuity, the participant will receive a monthly benefit for his or her lifetime and upon the participant's death, the participant's surviving spouse, if any, will receive a monthly benefit equal to

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)


50% of the benefit the participant was receiving. If the value of the participant's account exceeds $5,000 and the participant is not married, the participant's Pension Account and Predecessor Pension Rollover Account will be distributed in the form of a single life annuity. In lieu of a joint and survivor annuity or a single life annuity, a participant may generally elect to receive his or her Pension Account and Predecessor Pension Rollover Account in the form of (i) a lump sum; (ii) a single life annuity; (iii) a joint and survivor annuity with 50% or 100% of the participant's monthly payments continuing, after the participant's death, for the life of the participant's beneficiary; or (iv) installments over 5 or 10 years, as elected by the participant. Any such election will be subject to spousal consent, if applicable.



Where the amount to be distributed exceeds $5,000, no distribution shall be made to any Plan participant prior to his or her normal retirement age unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $5,000 a Plan participant's benefit will be distributed as soon as practicable after the participant becomes entitled to receive a distribution from the Plan.



A participant who continues to work past age 70-1/2 will receive a distribution upon termination of employment. Otherwise, distributions must generally be made as soon as practicable after the participant reaches the normal retirement age as defined above.



DEATH. If a participant dies prior to receiving a distribution of his or her account, the participant's designated beneficiary shall be entitled to receive a lump-sum distribution of the proceeds of liquidation of 100% of the vested portion of his or her account. Generally, the beneficiary may request a distribution of the participant's account balance as soon as practicable following the date of the participant's death. The beneficiary of a participant who is married at the time of the participant's death will be the participant's spouse, unless the participant designated another beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.



Death benefits are generally paid in the form of a lump sum. Death benefits payable to a spouse from the Pension Account and the Predecessor Pension Rollover Account are paid in the form of a single life annuity unless the spouse elects a lump sum distribution.



WITHDRAWALS. Generally, a participant may withdraw up to 50% of the balance of his or her account attributable to previously permitted after-tax contributions (including after-tax contributions that were matched by the Company) at any time. However, the withdrawal must be in an amount of at least $250. No more than one withdrawal is permitted in any calendar year.



A participant may withdraw once per calendar year up to 100% of amounts attributable to participation in certain "predecessor plans" and rollover contributions from other 401(a) or individual retirement plan accounts, however the amount must be at least $500 or, if less, the total value of the applicable account.



A participant may withdraw before-tax contributions (and earnings attributable thereto credited as of December 31, 1988) only on account of financial hardship resulting from (i) medical expenses as

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)


defined in section 213(d) of the IRC; (ii) educational expenses for the next twelve months of post-secondary education of the participant, or his or her spouse, children or dependents; (iii) foreclosure on a primary residence; or
(iv) costs directly related to the purchase of a primary residence. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need.



While a participant is still employed by the Company, withdrawals of amounts attributable to Company contributions, and post-1988 earnings on participant before-tax contributions, are not permitted.






LOAN PROVISION. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (i) 50% of a participant's before-tax and rollover account balances, or (ii) $50,000 less the highest balance of any loan during the prior twelve-month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000. The amount of the loan withdrawn from a participant's account is allocated in proportion to the value of the participant's salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.



ADMINISTRATIVE EXPENSES. Administrative expenses of the Plan are chargeable to the Plan unless paid for by the Company. The Company currently pays such expenses. Loan administration fees are paid by participants. Mutual fund expenses are paid to fund managers from mutual fund assets.



PLAN TERMINATION. Although it has not expressed any intent to do so, the Company has the right to terminate the Plan in whole or in part at any time for any reason. In the event of a complete or partial termination of the Plan, the affected participants will become fully vested in their account balances.



PLAN AMENDMENT. The Company may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with the IRC to maintain compliance with current laws or regulations, or to correct errors or omissions in the Plan document, however, may be made by an officer of the Company without Board approval.



VOTING RIGHTS OF UGI COMMON STOCK FUND PARTICIPANTS. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant's interest in the UGI Common Stock Fund. A participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS(Continued)

2.    ACCOUNTING POLICIES


The accompanying financial statements are prepared on the accrual basis of accounting.



The Plan's investments in registered investment company mutual funds are valued at quoted market prices which represent the net asset value of shares held by the Plan. Investment contracts included in the Fidelity Managed Income Portfolio II Fund, an unaffiliated commingled pool, are carried at contract value which represents deposits plus accrued interest. The Plan Administrator believes contract value approximates fair value. Shares of UGI Common Stock included in the UGI Common Stock Fund are reflected at fair value based upon quoted market prices.





Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.


The Plan presents in the Statements of Changes in Net Assets Available for Benefits the net appreciation (depreciation) in fair value of investments which consists of realized gains or losses and unrealized appreciation (depreciation) in the fair value of those investments.



Distributions are made to Plan participants based upon the fair value of each participant's investment account (except for investments of the Managed Income Fund for which distributions are based upon contract value and except for distributions from the UGI Common Stock Fund, to the extent not all shares are sold on the same date) as of the dates of distribution. Distributions to participants are recorded when paid.



Transfers of participant balances represent amounts transferred to or from the UGI Utilities, Inc. Savings Plan and the UGI HVAC Enterprises, Inc. Savings Plan, which are affiliate plans.






The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Plan Administrator to make estimates and assumptions that affect the reported amount of net assets available for benefits and changes therein. Actual results could differ from these estimates.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   TRUST INVESTMENTS

The components of trust investments by fund at December 31, 2004 and 2003 are as follows:



                                                                                               December 31,
                                                                                           2004             2003
                                                                                       ------------     ------------
Fidelity Cash Reserves Fund (shares -- 19,527,941 and 20,420,462 respectively)         $ 19,527,941 *   $ 20,420,462 *
                                                                                       ------------     ------------

Fidelity Managed Income Portfolio II Fund (shares -- 22,592,046 and
 20,555,141, respectively)                                                               22,592,046 *     20,555,141 *
                                                                                       ------------     ------------

Fidelity Intermediate Bond Fund (shares -- 553,721 and 549,013, respectively)             5,825,147        5,852,479
                                                                                       ------------     ------------

Fidelity Capital and Income Fund (shares -- 74,661 and 66,879, respectively)                632,376          539,043
                                                                                       ------------     ------------

Fidelity U.S. Bond Index Fund (shares -- 128,114 and 163,569, respectively)               1,427,193        1,830,332
                                                                                       ------------     ------------

Fidelity Balanced Fund (shares -- 164,817 and 142,575, respectively)                      2,937,045        2,388,123
                                                                                       ------------     ------------

Fidelity Puritan Fund (shares -- 70,698 and 63,300, respectively)                         1,339,730        1,169,152
                                                                                       ------------     ------------

Fidelity Spartan U.S. Equity Index Fund (shares -- 138,041 and 130,443, respectively)     5,916,438        5,140,760
                                                                                       ------------     ------------

Fidelity Equity Income Fund (shares -- 468,504 and 472,291, respectively)                24,727,665 *     23,496,496 *
                                                                                       ------------     ------------

Fidelity Fund (shares -- 151,935 and 159,855, respectively)                               4,539,833        4,488,719
                                                                                       ------------     ------------

Fidelity Growth & Income Portfolio (shares -- 64,840 and 58,674, respectively)            2,477,522        2,090,544
                                                                                       ------------     ------------

Fidelity Equity Income II Fund (shares -- 33,702 and 28,704, respectively)                  809,196          653,887
                                                                                       ------------     ------------

Fidelity Real Estate Investment Portfolio (shares -- 94,019 and 70,862, respectively)     2,777,310        1,680,139
                                                                                       ------------     ------------

Fidelity Magellan Fund (shares -- 337,939 and 355,004, respectively)                     35,074,682 *     34,698,111 *
                                                                                       ------------     ------------

Fidelity Growth Company Fund (shares -- 179,945 and 185,336, respectively)               10,089,488 *      9,279,781 *
                                                                                       ------------     ------------

Fidelity OTC Portfolio (shares -- 50,865 and 49,824, respectively)                        1,764,492        1,617,792
                                                                                       ------------     ------------

Fidelity Capital Appreciation Fund (shares -- 42,228 and 35,138, respectively)            1,099,191          861,228
                                                                                       ------------     ------------

Fidelity Blue Chip Growth Fund (shares -- 70,889 and 63,537, respectively)                2,956,795        2,517,964
                                                                                       ------------     ------------

Fidelity Low-Priced Stock Fund (shares -- 89,116 and 66,514, respectively)                3,586,904        2,326,643
                                                                                       ------------     ------------

Fidelity Small Cap Independence Fund (shares -- 31,566 and 24,922, respectively)            622,485          447,103
                                                                                       ------------     ------------

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.    TRUST INVESTMENTS (CONTINUED)

                                                                                             December 31,
                                                                                        2004            2003
                                                                                    ------------    ------------
Fidelity Value Fund (shares -- 31,509 and 23,334, respectively)                        2,246,251       1,448,347
                                                                                    ------------    ------------

Fidelity Overseas Fund (shares -- 64,876 and 65,393, respectively)                     2,295,298       2,055,309
                                                                                    ------------    ------------

Fidelity Worldwide Fund (shares --17,920 and 14,920, respectively)                       327,044         244,248
                                                                                    ------------    ------------

Fidelity International Discovery Fund (shares -- 44,834 and 34,247, respectively)      1,264,318         819,194
                                                                                    ------------    ------------

Fidelity Freedom Income Fund (shares -- 14,205 and 17,866, respectively)                 160,089         198,139
                                                                                    ------------    ------------

Fidelity Freedom 2000 Fund (shares -- 78,569 and 28,506, respectively)                   949,111         335,805
                                                                                    ------------    ------------

Fidelity Freedom 2010 Fund (shares -- 252,136 and 258,789, respectively)               3,434,088       3,369,434
                                                                                    ------------    ------------

Fidelity Freedom 2020 Fund (shares -- 326,768 and 248,968, respectively)               4,561,677       3,241,561
                                                                                    ------------    ------------

Fidelity Freedom 2030 Fund (shares -- 145,520 and 138,653, respectively)               2,048,926       1,795,558
                                                                                    ------------    ------------

Fidelity Freedom 2040 Fund (shares -- 22,512 and 14,790, respectively)                   186,172         111,816
                                                                                    ------------    ------------

UGI Common Stock Fund
 UGI Corporation Unitized Stock Fund (units -- 509,691 and 512,466, respectively)     13,088,867 *    10,956,530 *
 Dividends receivable                                                                     96,720          89,789
                                                                                    ------------    ------------
                                                                                      13,185,587      11,046,319
                                                                                    ------------    ------------

Total trust investments - fair value, except for group annuity contracts included in the Fidelity Managed Income Portfolio II Fund which
 are carried at contract value                                                      $181,382,040    $166,719,629
                                                                                    ============    ============

Total trust investments - cost                                                      $165,383,895    $159,571,242
                                                                                    ============    ============

* - Investment represents five percent or more of net assets available for benefits.

The net appreciation in fair value of investments during the years ended December 31, 2004 and 2003 by major investment category follows:

                                                                                       Year ended December 31,
                                                                                        2004           2003
                                                                                    ------------   ------------
Registered investment company mutual funds                                          $  8,266,964   $ 22,036,341
UGI Common Stock Fund                                                                  2,182,335      2,722,415
                                                                                    ------------   ------------
   Total net appreciation in fair value                                             $ 10,449,299   $ 24,758,756
                                                                                    ============   ============

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)


During the 2004 Plan Year and 2003 Plan Year, the Plan purchased, at market prices, 34,882 and 32,603 shares of UGI Corporation Common Stock directly from UGI Corporation for $1,199,480 and $1,095,686, respectively.



The investments of the separate investment funds are exposed to various risks such as interest rate, market and credit risk. The degree and concentration of these risks vary by fund. Due to the level of risk associated with the separate investment funds, it is reasonably possible that changes in risk in the near term could materially affect participants' account balances in the amounts reported in the Statements of Net Assets Available for Benefits and the Statements of Changes in Net Assets Available for Benefits.


4.    FEDERAL INCOME TAX STATUS


On December 6, 2002, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of November 27, 2002 under Section 401(a) of the IRC. The Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the Trust) and participants are not taxed on Company contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.



5.    SUBSEQUENT EVENT



The Company performed a review of the Plan's investment strategies, funds offered, and fund expenses and determined that a simplified core group of funds combined with a self-directed brokerage option would help participants achieve their investment objectives at lower costs. As a result of that review, effective June 1, 2005, 26 of the 31 investment fund options offered at December 31, 2004 were discontinued and 11 new fund options and a self-directed brokerage option were added effective Feburary 1, 2005.

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN
              ITEM 4(i) - SCHEDULE OF ASSETS (HELD AT END OF YEAR)

                                                                 December 31, 2004
                                              ------------------------------------------------------
                                                 Number of
                                                 Shares or                      Fair Value/
                                                 Principal                       Contract
    NAME OF ISSUER AND TITLE OF ISSUE              Amount           Cost           Value       %(2)
-------------------------------------------   ---------------   ------------   ------------   ------
FIDELITY CASH RESERVES FUND (1) (3)           19,527,941 shrs   $ 19,527,941   $ 19,527,941   100.00%
                                                                ------------   ------------   ------

FIDELITY MANAGED INCOME
   PORTFOLIO II FUND (1) (3)                  22,592,046 shrs     22,592,046     22,592,046   100.00%
                                                                ------------   ------------   ------

FIDELITY INTERMEDIATE BOND FUND (3)              553,721 shrs      5,729,732      5,825,147   100.00%
                                                                ------------   ------------   ------

FIDELITY CAPITAL AND INCOME FUND (3)              74,661 shrs        602,797        632,376   100.00%
                                                                ------------   ------------   ------

FIDELITY U.S. BOND INDEX FUND (3)                128,114 shrs      1,417,784      1,427,193   100.00%
                                                                ------------   ------------   ------

FIDELITY BALANCED FUND (3)                       164,817 shrs      2,561,575      2,937,045   100.00%
                                                                ------------   ------------   ------

FIDELITY PURITAN FUND (3)                         70,698 shrs      1,264,170      1,339,730   100.00%
                                                                ------------   ------------   ------

FIDELITY SPARTAN U.S. EQUITY INDEX FUND (3)      138,041 shrs      5,320,288      5,916,438   100.00%
                                                                ------------   ------------   ------

FIDELITY EQUITY INCOME FUND (1) (3)              468,504 shrs     21,231,434     24,727,665   100.00%
                                                                ------------   ------------   ------

FIDELITY FUND (3)                                151,935 shrs      4,636,552      4,539,833   100.00%
                                                                ------------   ------------   ------

FIDELITY GROWTH & INCOME
   PORTFOLIO (3)                                  64,840 shrs      2,370,533      2,477,522   100.00%
                                                                ------------   ------------   ------

FIDELITY EQUITY INCOME II FUND (3)                33,702 shrs        752,117        809,196   100.00%
                                                                ------------   ------------   ------

FIDELITY REAL ESTATE INVESTMENT
   PORTFOLIO (3)                                  94,019 shrs      2,034,222      2,777,310   100.00%
                                                                ------------   ------------   ------

FIDELITY MAGELLAN FUND (1) (3)                   337,939 shrs     32,024,895     35,074,682   100.00%
                                                                ------------   ------------   ------

FIDELITY GROWTH COMPANY FUND (1) (3)             179,945 shrs     10,067,564     10,089,488   100.00%
                                                                ------------   ------------   ------

FIDELITY OTC PORTFOLIO (3)                        50,865 shrs      2,321,875      1,764,492   100.00%
                                                                ------------   ------------   ------

FIDELITY CAPITAL APPRECIATION FUND (3)            42,228 shrs        997,861      1,099,191   100.00%
                                                                ------------   ------------   ------

FIDELITY BLUE CHIP GROWTH FUND (3)                70,889 shrs      3,109,827      2,956,795   100.00%
                                                                ------------   ------------   ------

FIDELITY LOW PRICED STOCK FUND (3)                89,116 shrs      2,768,086      3,586,904   100.00%
                                                                ------------   ------------   ------

FIDELITY SMALL CAP INDEPENDENCE  FUND (3)         31,566 shrs        523,596        622,485   100.00%
                                                                ------------   ------------   ------

FIDELITY VALUE FUND (3)                           31,509 shrs      1,786,321      2,246,251   100.00%
                                                                ------------   ------------   ------

FIDELITY OVERSEAS FUND (3)                        64,876 shrs      2,086,613      2,295,298   100.00%
                                                                ------------   ------------   ------

                             AMERIGAS PROPANE, INC.
                                  SAVINGS PLAN
        Item 4(i) - SCHEDULE OF ASSETS (HELD AT END OF YEAR) (continued)

                                                                      December 31, 2004
                                                   ------------------------------------------------------
                                                      Number of
                                                      Shares or                     Fair Value/
                                                      Principal                      Contract
    NAME OF ISSUER AND TITLE OF ISSUE                  Amount           Cost           Value       % (2)
-----------------------------------------          ---------------  -------------  -------------  -------
FIDELITY WORLDWIDE FUND (3)                           17,920 shrs         283,367        327,044  100.00%
                                                                    -------------  -------------  ------

FIDELITY INTERNATIONAL DISCOVERY FUND (3)             44,834 shrs       1,028,973      1,264,318  100.00%
                                                                    -------------  -------------  ------

FIDELITY FREEDOM INCOME FUND (3)                      14,205 shrs         156,597        160,089  100.00%
                                                                    -------------  -------------  ------

FIDELITY FREEDOM 2000 FUND (3)                        78,569 shrs         933,130        949,111  100.00%
                                                                    -------------  -------------  ------

FIDELITY FREEDOM 2010 FUND (3)                       252,136 shrs       3,298,504      3,434,088  100.00%
                                                                    -------------  -------------  ------

FIDELITY FREEDOM 2020 FUND (3)                       326,768 shrs       4,429,444      4,561,677  100.00%
                                                                    -------------  -------------  ------

FIDELITY FREEDOM 2030 FUND (3)                       145,520 shrs       1,841,978      2,048,926  100.00%
                                                                    -------------  -------------  ------

FIDELITY FREEDOM 2040 FUND (3)                        22,512 shrs         163,105        186,172  100.00%
                                                                    -------------  -------------  ------

UGI COMMON STOCK FUND (1) (3)
UGI Corporation Unitized Stock Fund                  509,691 units      7,424,248     13,088,867   99.27%
Dividends receivable                               $  96,720               96,720         96,720    0.73%
                                                                    -------------  -------------  ------
                                                                        7,520,968     13,185,587  100.00%
                                                                    -------------  -------------  ------

PARTICIPANT LOANS
Loan principal outstanding (4.75% - 10.5%) (3) (4)                              -      4,446,501  100.00%
                                                                    -------------  -------------  ------

Total - all funds                                                   $ 165,383,895  $ 185,828,541
                                                                    =============  =============

----------------------
(1) Investment represents 5% or more of the net assets available for benefits.

(2) Percentages represent percentage of fair value / contract value of each fund.

(3) Party in interest.

(4) Range of interest rates for loans outstanding as of December 31, 2004

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                         EIN #23-1174060 PLAN NUMBER 008

                              FINANCIAL STATEMENTS

                 for the years ended December 31, 2004 and 2003

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                          INDEX TO FINANCIAL STATEMENTS

                                                                      Page(s)
                                                                      -------
Report of Independent Registered Public Accounting Firm                  2

Financial Statements:

      Statements of Net Assets Available for Benefits at
           December 31, 2004 and 2003                                    3

      Statements of Changes in Net Assets Available for Benefits
           for the years ended December 31, 2004 and 2003                4

      Notes to Financial Statements                                    5 to 17

Item 4(i) - Schedule of Assets (Held at End of Year)                  18 to 19


All other schedules to be filed with the Department of Labor in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and have been omitted.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants and Plan Administrator of
UGI Utilities, Inc. Savings Plan

We have audited the accompanying statements of net assets available for benefits of UGI Utilities, Inc. Savings Plan as of December 31, 2004 and 2003, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of UGI Utilities, Inc. Savings Plan as of December 31, 2004 and 2003, and changes in its net assets available for benefits for the years then ended, in conformity with accounting principles generally accepted in the United States.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of assets held at end of year is presented for the purpose of additional analysis and is not a required part of the basic financial statements but is supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. This supplemental schedule is the responsibility of the Plan's management. The supplemental schedule has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Cogen Sklar LLP
Bala Cynwyd, Pennsylvania
June 21, 2005

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                 STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

                                              December 31,
                                       -------------------------
                                           2004          2003
                                       -----------   -----------
Investments (Note 3)                   $82,513,700   $71,424,505

Loans to participants                    2,090,308     2,032,114

Employers' contributions receivable      1,455,381     1,401,005
                                       -----------   -----------

   Net assets available for benefits   $86,059,389   $74,857,624
                                       ===========   ===========

See accompanying notes to financial statements.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

           STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

                                                          Year Ended December 31,
                                                             2004          2003
                                                         ------------   -----------
Participants' contributions                              $  4,864,414   $ 4,587,043
Rollover contributions                                        782,759       206,130
Employers' contributions                                    1,443,769     1,401,005
Investment income:
     Dividends                                              2,227,441     1,554,924
     Net appreciation in value of investments               5,366,261    11,429,214
Other, primarily interest on loans                            104,622       108,572
Net transfers of participants' balances                       404,380        81,857

Distributions to participants                              (3,991,881)   (1,551,073)
                                                         ------------   -----------

Net increase                                               11,201,765    17,817,672

Net assets available for benefits - beginning of year      74,857,624    57,039,952
                                                         ------------   -----------

Net assets available for benefits - end of year          $ 86,059,389   $74,857,624
                                                         ============   ===========

See accompanying notes to financial statements.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                          NOTES TO FINANCIAL STATEMENTS

1.    DESCRIPTION OF THE PLAN

The following brief description of the UGI Utilities, Inc. Savings Plan (the
Plan) provides general information on the provisions of the Plan in effect on December 31, 2004 and during the periods covered by the financial statements. More complete information is included in the Plan document.

GENERAL. The Plan is a defined contribution plan covering employees of UGI Utilities, Inc. (UGI Utilities), its holding company parent UGI Corporation
(UGI), and certain affiliated companies (collectively, the Employers). Employees of the Employers are eligible upon hire to participate in the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The Plan is administered by the UGI Utilities, Inc. Retirement Committee (Plan Administrator) whose members are appointed by the Board of Directors of UGI Utilities.

CONTRIBUTIONS. A participant may elect to contribute to the Plan on a before-tax basis through payroll reduction an amount equal to from 1% to 50%, in whole percentages, of eligible compensation. In addition, a participant may elect to contribute to the Plan on an after-tax basis through payroll deduction an amount equal to from 1% to 6%, in whole percentages, of eligible compensation, provided that the combination of before-tax and after-tax contributions does not exceed 50% of eligible compensation. Calendar year before-tax and after-tax contribution amounts are subject to limits prescribed by the Internal Revenue Code (IRC) and the Plan, respectively. For the 2004 and 2003 Plan Years, the IRC before-tax contribution limits were $13,000 and $12,000, respectively. For each of the 2004 and 2003 Plan Years, the after-tax contribution limit set by the Plan was $12,300 and $12,000, respectively. A participant may increase the rate of, or reduce or suspend his or her before-tax or after-tax contributions at any time by contacting Fidelity Institutional Retirement Services Co. (FIRSCO).

The Plan allows for "catch-up contributions." The catch-up contribution provision allows certain employees to make before-tax contributions over and above the IRS and Plan limits. In order to be eligible to make catch-up contributions, employees must be at least 50 years of age and must be contributing the IRC or Plan limit. The maximum catch-up contribution for the 2004 and 2003 Plan Years was $3,000 and $2,000, respectively, which amount shall increase $1,000 per year through 2006. Catch-up contributions are not eligible for the Employers' matching contribution (as described below).

A participant will at all times be fully (100%) vested in the portion of his or her account attributable to participant contributions.

The Plan also accepts on behalf of any employee (i) the entire amount of cash received as a distribution from another qualified trust forming part of a plan described in section 401(a) of the IRC or from a "rollover" individual retirement plan described in section 408 of the IRC, but only if the deposit qualifies as a tax-free rollover as defined in section 402 or (ii) a direct transfer from another plan qualified under Section 401(a) of the IRC. The Plan accepts after-tax rollover contributions.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

For each Plan Year, each of the Employers may, at their discretion, make a contribution to the Plan equal to a percentage of participant before-tax and after-tax contributions, up to a total of 6% of compensation (as defined in the Plan document) for each eligible participant. In order to be entitled to the Employers' contribution, a participant must either (i) be actively employed by any of the Employers, or on an excused leave of absence (as defined in the Plan document) on the last day of the Plan year or (ii) have retired, become disabled (as defined in the Plan), or died while an employee during the Plan year. Employers' contributions for the 2004 Plan Year and the 2003 Plan Year, which were made in January 2005 and January 2004, respectively, were invested in accordance with participant investment elections in effect on the dates of the contributions.

A participant is fully vested in the portion of his or her account attributable to Employers' matching contributions as follows: 25% after two years of service; 50% after three years of service; 75% after four years of service; and 100% after five years of service. In addition, a participant is fully vested in the portion of his or her account attributable to Company contributions upon the attainment of normal retirement age (as defined in the Plan document), total disability (as defined by the Plan document) or death while in the employ of the Employers or an affiliated company. For Plan purposes, a participant will attain normal retirement age on the later of his or her 65th birthday or the fifth anniversary of his or her date of hire.

A participant who terminates employment before he or she is vested will forfeit nonvested amounts attributable to the Employers' contributions. These forfeited amounts remain in the Plan and are available to reduce future Employer contributions. In the 2004 and 2003 Plan Years, forfeitures of $13,144 and $11,785, respectively, were used to reduce the Employers' contributions. During the 2004 Plan Year and the 2003 Plan Year, $15,925 and $11,787, respectively, were forfeited from participants' accounts. As of December 31, 2004 and 2003, there were $18,812 and $17,642, respectively, of forfeitures remaining in the Plan.


INVESTMENT FUNDS. A participant may elect to have his or her funds invested in one or more investment funds. Generally, participants may transfer amounts between funds at any time with no limit. Participants may change their investment elections for future contributions at any time. Fidelity Management Trust Company is the Plan's trustee for all investment assets of the Plan and qualifies as a party in interest. References to "Fidelity" below refer to investment funds managed by Fidelity Management and Research Company (FMR). Following are brief descriptions of the investment options available to participants and the strategies and objectives of each fund.


Money Market Fund

- Fidelity Cash Reserves Fund

This fund is an unaffiliated registered investment company mutual fund that invests in U.S. dollar-denominated money market securities and repurchase agreements, and may enter into reverse repurchase agreements. The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Managed Income Fund

- Fidelity Managed Income Portfolio II Fund

This fund is an unaffiliated commingled pool whose investments principally comprise investment contracts issued by insurance companies and financial institutions and certain types of fixed income securities. The fund's objective is to preserve principal while earning interest income.

Income Funds

- Fidelity Intermediate Bond Fund

This fund is an unaffiliated registered investment company mutual fund which normally invests in investment-grade bonds while normally maintaining a dollar-weighted average maturity between three and ten years. The fund's objective is to provide a high level of current income.

- Fidelity Capital & Income Fund

This fund is an unaffiliated registered investment company mutual fund that invests mainly in equity and debt securities, including defaulted securities, with an emphasis on lower-quality debt securities. The fund invests in companies in troubled or uncertain financial condition and in domestic and foreign issuers. The fund's objective is to provide income and capital growth.

- Fidelity U.S. Bond Index Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in bonds included in the Lehman Brothers Aggregate Bond Index. The fund's objective is to provide investment results that correspond to the total returns of bonds in the Lehman Brothers Aggregate Bond Index.

Balanced Funds

- Fidelity Balanced Fund
- Fidelity Puritan Fund

These funds are unaffiliated registered investment company mutual funds that invest in stocks and other equity securities and in bonds and other debt securities. The funds seek income and capital growth.

Growth and Income Funds

- Fidelity Spartan U.S. Equity Index Fund

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks included in the Standard and Poor's 500 Index (S&P 500) a widely recognized, unmanaged index of 500 U.S. common stocks. The fund's objective is to match the total return of the S&P 500.

- Fidelity Equity Income Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund's objective is to provide reasonable income while considering the potential for capital appreciation.

- Fidelity Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks. The fund may also invest a portion of assets in bonds, including lower-quality debt securities. The fund seeks long-term capital growth.

- Fidelity Growth & Income Portfolio

This fund is an unaffiliated registered investment company mutual fund that normally invests a majority of total assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. The fund may also invest in bonds. The fund seeks high total return through a combination of current income and capital appreciation.

- Fidelity Equity Income II Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in income-producing equity securities. The fund seeks reasonable income and the potential for capital appreciation.

- Fidelity Real Estate Investment Portfolio

This fund is an unaffiliated registered investment company mutual fund that principally invests in equity securities of companies principally engaged in the real estate industry. The fund seeks above-average income and long-term capital growth consistent with reasonable risk.

Growth Funds

- Fidelity Magellan Fund

This fund is an unaffiliated registered investment company mutual fund that invests primarily in common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

                              UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

- Fidelity Growth Company Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers that are expected to have above-average growth potential. The fund seeks capital appreciation.

- Fidelity OTC Portfolio

This fund is an unaffiliated registered investment company mutual fund that principally invests in securities traded on the over-the-counter (OTC) market. The fund seeks capital appreciation.

- Fidelity Capital Appreciation Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers. The fund seeks capital appreciation.

- Fidelity Blue Chip Growth Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of well-known and established companies. The fund invests in securities of domestic and foreign issuers. The fund seeks growth of capital over the long term.

- Fidelity Low-Priced Stock Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in low-priced common stocks. The fund seeks capital appreciation.

- Fidelity Small Cap Independence Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of domestic and foreign issuers with small market capitalizations. The fund seeks capital appreciation.

- Fidelity Value Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in common stocks of companies that possess valuable fixed assets or that are believed to be undervalued in relation to the issuing company's assets, earnings, or growth potential. The fund seeks capital appreciation.

                              UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

International Funds

- Fidelity Overseas Fund

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities. The fund invests primarily in common stocks and seeks long-term growth of capital.

- Fidelity Worldwide Fund

This fund is an unaffiliated registered investment company mutual fund that invests primarily in common stocks issued anywhere in the world. The fund seeks growth of capital.

- Fidelity International Discovery Fund (formerly Fidelity International Growth & Income Fund)

This fund is an unaffiliated registered investment company mutual fund that principally invests in foreign securities including common stocks with a focus on those that pay current dividends and have the potential for capital appreciation. The fund seeks capital growth and current income.

Fidelity Freedom Funds

- Fidelity Freedom Income Fund
- Fidelity Freedom 2000 Fund
- Fidelity Freedom 2010 Fund
- Fidelity Freedom 2020 Fund
- Fidelity Freedom 2030 Fund
- Fidelity Freedom 2040 Fund

These funds are unaffiliated registered investment company mutual funds that invest in a combination of underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative over time as each fund's target retirement date approaches. When each of these target retirement date funds matches the asset allocation of the Fidelity Freedom Income fund (approximately five to ten years after the respective fund's target retirement date), it is expected that each fund will be combined with the Fidelity Freedom Income Fund. These funds' investment objectives are to achieve high current income and capital appreciation.

Employer Stock Fund

- UGI Common Stock Fund

This fund invests principally in shares of UGI Corporation Common Stock. Participants in the fund do not individually own specific shares of UGI Corporation Common Stock but rather own units in the fund that invests in such shares and short-term investments. The value of a unit in the UGI Common Stock Fund was initially set at $10.00 and is recalculated daily by dividing the fair value of the fund's assets (comprising shares of UGI Corporation Common Stock and temporary cash

                              UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

investments) by the total number of units outstanding. Generally, participant requests to redeem units from the UGI Common Stock Fund are processed on the day received if such request is received by Fidelity before the close of the New York Stock Exchange and provided that there are sufficient short-term investments in the fund for liquidity. In such case, the participant will receive the net asset value, or closing price for the units, calculated using the closing price for UGI Corporation Common Stock on the New York Stock Exchange for that day. However, on days of unusually heavy requests for sale, the UGI Common Stock Fund may not have sufficient short-term investments for liquidity. In such case, requests to sell units received before the close of the New York Stock Exchange may not be processed on that day at that date's closing price but may be suspended until sufficient liquidity is restored. Units will be redeemed generally on a first-in, first-out basis at the closing price for the processing date. Loans, withdrawals and distributions from the UGI Common Stock Fund will be given priority over exchanges with other funds.

DISTRIBUTIONS. The Plan benefit of a participant who terminates employment as a result of retirement or total disability, as defined by the Plan document, shall be equal to the proceeds of liquidation of 100% of the balance of his or her account. Participants may elect to receive their interest in the UGI Common Stock Fund in the form of shares of UGI Corporation Common Stock. The Plan benefit of a participant who terminates employment for reasons other than retirement or total disability shall be equal to the proceeds of liquidation of the vested portion of his or her account. Where the amount to be distributed exceeds $5,000, no distribution shall be made to any Plan participant prior to his or her normal retirement age (as defined in the Plan document) unless the participant elects to receive such distribution. Where the amount to be distributed does not exceed $5,000, a Plan participant's benefit will be distributed as soon as practicable after the participant becomes entitled to receive a distribution.

A participant who continues to work past age 70-1/2 will receive a distribution upon termination of employment.

DEATH. If a participant dies prior to receiving a distribution of his or her account, the participant's designated beneficiary shall be entitled to receive a lump-sum distribution of the proceeds of liquidation of 100% of the vested portion of his or her account. Generally, the beneficiary may request a distribution of the participant's account balance as soon as practicable following the date of the participant's death. The beneficiary of a participant who is married at the time of the participant's death will be the participant's spouse, unless the participant designated another beneficiary and the spouse consented to such designation in accordance with procedures specified by the Plan document.

WITHDRAWALS. Generally, a participant may withdraw up to 50% of the balance of his or her account attributable to after-tax contributions (including after-tax contributions that were matched by the Employer) at any time. However, the withdrawal must be in an amount of at least $250. If any portion of the amount withdrawn is attributable to contributions that were matched by the Employers, the participant's participation in the Plan will be suspended for the three-month period following the withdrawal. No more than one withdrawal in any calendar year is permitted from each of the matched and unmatched portions of a participant's after-tax contribution account.

                              UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

A participant may withdraw before-tax contributions (and earnings attributable thereto credited as of December 31, 1988) and rollover contributions, only on account of financial hardship resulting from (i) medical expenses as defined in section 213(d) of the IRC; (ii) educational expenses for the next twelve months of post-secondary education of the participant, or his or her spouse, children or dependents; (iii) foreclosure on a primary residence; or (iv) costs directly related to the purchase of a primary residence. A hardship withdrawal will be permitted if the Plan Administrator determines that (i) the withdrawal is on account of an immediate and heavy financial need of the participant and (ii) the withdrawal is necessary to satisfy such financial need. A participant's participation in the Plan is suspended for the six-month period following a hardship withdrawal.

While a participant is still employed by any of the Employers, withdrawals of amounts attributable to Employer's contributions and post-1988 earnings on participant before-tax contributions, are not permitted.

LOAN PROVISION. The Plan includes an employee loan provision. Generally, at the time a loan is to be made, the amount of all loans to be outstanding may not exceed the lesser of (i) 50% of a participant's before-tax and rollover account balances, or (ii) $50,000 less the highest balance of any loan during the prior twelve-month period. Each loan bears interest at a rate determined in accordance with generally prevailing market conditions for similar types of loans. The minimum loan amount is $1,000. The amount of the loan withdrawn from a participant's account is allocated in proportion to the value of the participant's salary deferral and rollover account balances in each investment fund. Repayments, including interest, are made in equal installments through payroll deductions and are allocated to participant accounts in accordance with current investment elections. No loan may have a final maturity in excess of five years except that, if the loan is used to purchase a principal residence for the participant, the loan may have a final maturity of up to ten years. No participant shall be permitted to have more than two loans outstanding at any one time.

                              UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

ADMINISTRATIVE EXPENSES. Administrative expenses of the Plan are chargeable to the Plan unless paid for by the Employers. The Employers currently pay such expenses. Loan administration and withdrawal fees are paid by participants. Mutual fund expenses are paid to fund managers from mutual fund assets.

PLAN TERMINATION. Although it has not expressed any intent to do so, UGI Utilities has the right to terminate the Plan in whole or in part at any time for any reason. In the event of a complete or partial termination of the Plan, the affected participants will become fully vested in their account balances.

PLAN AMENDMENT. UGI Utilities may amend the Plan at any time for any reason by written action of its Board of Directors. Amendments required to comply with the IRC to maintain compliance with current laws or regulations or to correct errors or omissions in the Plan document, however, may be made by the Retirement Committee without Board approval.

VOTING RIGHTS OF UGI COMMON STOCK FUND PARTICIPANTS. A participant has the right to instruct the trustee of the Plan how to vote, at each meeting of shareholders, all shares of UGI Corporation Common Stock (including fractional shares) represented by the value of the participant's interest in the UGI Common Stock Fund. A participant also has the right to direct the trustee of the Plan whether or not to tender shares in response to a tender offer.

2.    ACCOUNTING POLICIES

The accompanying financial statements are prepared on the accrual basis of accounting.

The Plan's investments in registered investment company mutual funds are valued at quoted market prices which represent the net asset value of shares held by the Plan. Investment contracts included in the Fidelity Managed Income Portfolio II fund, an unaffiliated commingled pool, are carried at contract value which represents deposits plus accrued interest. The Plan Administrator believes contract value approximates fair value. Shares of UGI Common Stock included in the UGI Common Stock Fund are reflected at fair value based upon quoted market prices.

Dividend income is recorded on the record date. Interest earned on investments is recorded on the accrual basis. Purchases and sales of securities are recorded on a trade date basis.

The Plan presents in the Statements of Changes in Net Assets Available for Benefits the net appreciation in fair value of investments which consists of realized gains or losses and unrealized appreciation in the fair value of those investments.

Distributions are made to Plan participants based upon the fair value of each participant's investment account (except for investments of the Managed Income Fund for which distributions are based upon contract value) as of the dates of the distribution. Distributions to participants are recorded when paid.

                              UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

Transfers of participant balances represent amounts transferred to or from the AmeriGas Propane, Inc. Savings Plan and the UGI HVAC Enterprises, Inc. Savings Plan, affiliate plans.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Plan Administrator to make estimates and assumptions that affect the reported amounts of net assets available for benefits and changes therein. Actual results could differ from these estimates.

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.    TRUST INVESTMENTS

The components of trust investments by fund at December 31, 2004 and 2003 are as follows:

                                                                                              December 31,
                                                                                           2004           2003
                                                                                       -----------    -----------
Fidelity Cash Reserves Fund (shares -- 4,034,108 and 3,781,926, respectively)          $ 4,034,108    $ 3,781,926 *
                                                                                       -----------    -----------

Fidelity Managed Income Portfolio II Fund (shares -- 11,309,472 and
      11,548,528, respectively)                                                         11,309,472 *   11,548,528 *
                                                                                       -----------    -----------

Fidelity Intermediate Bond Fund (shares -- 132,993 and 128,626, respectively)            1,399,090      1,371,150
                                                                                       -----------    -----------

Fidelity Capital & Income Fund (shares -- 71,593 and 51,054, respectively)                 606,388        411,496
                                                                                       -----------    -----------

Fidelity U.S. Bond Index Fund (shares -- 97,245 and 77,474, respectively)                1,083,311        866,930
                                                                                       -----------    -----------

Fidelity Balanced Fund (shares -- 28,984 and 17,532, respectively)                         516,488        293,660
                                                                                       -----------    -----------

Fidelity Puritan Fund (shares -- 33,109 and 24,290, respectively)                          627,407        448,629
                                                                                       -----------    -----------

Fidelity Spartan U.S. Equity Index Fund (shares -- 77,875 and
      75,279, respectively)                                                              3,337,733      2,966,741
                                                                                       -----------    -----------

Fidelity Equity Income Fund (shares -- 212,690 and 206,984, respectively)               11,225,752 *   10,297,436 *
                                                                                       -----------    -----------

Fidelity Fund (shares -- 62,292 and 62,120, respectively)                                1,861,291      1,744,317
                                                                                       -----------    -----------

Fidelity Growth & Income Portfolio (shares -- 16,871 and 13,285, respectively)             644,633        473,341
                                                                                       -----------    -----------

Fidelity Equity Income II Fund (shares -- 33,945 and 28,002, respectively)                 815,030        637,877
                                                                                       -----------    -----------

Fidelity Real Estate Investment Portfolio (shares -- 39,956 and 26,340, respectively)    1,180,313        624,515
                                                                                       -----------    -----------

Fidelity Magellan Fund (shares -- 165,408 and 167,677, respectively)                    17,167,665 *   16,388,791 *
                                                                                       -----------    -----------

Fidelity Growth Company Fund (shares -- 57,023 and 65,456, respectively)                 3,197,276      3,277,261
                                                                                       -----------    -----------

Fidelity OTC Portfolio (shares -- 31,592 and 31,161, respectively)                       1,095,938      1,011,812
                                                                                       -----------    -----------

Fidelity Capital Appreciation Fund (shares -- 21,438 and 16,382, respectively)             558,031        401,520
                                                                                       -----------    -----------

Fidelity Blue Chip Growth Fund (shares -- 30,057 and 28,264, respectively)               1,253,683      1,120,111
                                                                                       -----------    -----------

Fidelity Low-Priced Stock Fund (shares -- 65,952 and 40,019, respectively)               2,654,578      1,399,875
                                                                                       -----------    -----------

Fidelity Small Cap Independence Fund (shares -- 28,667 and 21,522, respectively)           565,304        386,105
                                                                                       -----------    -----------

Fidelity Value Fund (shares -- 20,452 and 13,137, respectively)                          1,457,991        815,442
                                                                                       -----------    -----------

                               UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.    TRUST INVESTMENTS (CONTINUED)

                                                                                              December 31,
                                                                                          2004           2003
                                                                                       -----------    -----------
Fidelity Overseas Fund (shares -- 33,149 and 28,763, respectively)                       1,172,806        904,021
                                                                                       -----------    -----------

Fidelity Worldwide Fund (shares -- 13,389 and 12,917, respectively)                        244,346        211,453
                                                                                       -----------    -----------

Fidelity International Discovery Fund (shares -- 16,935 and
      10,469, respectively)                                                                477,578        250,425
                                                                                       -----------    -----------

Fidelity Freedom Income Fund (shares  -- 10,706 and 7,148, respectively)                   120,662         79,268
                                                                                       -----------    -----------

Fidelity Freedom 2000 Fund (shares -- 6,025 and 7,039, respectively)                        72,784         82,915
                                                                                       -----------    -----------

Fidelity Freedom 2010 Fund (shares -- 156,434 and 76,780, respectively)                  2,130,631        999,678
                                                                                       -----------    -----------

Fidelity Freedom 2020 Fund (shares -- 76,232 and 54,644, respectively)                   1,064,201        711,461
                                                                                       -----------    -----------

Fidelity Freedom 2030 Fund (shares -- 21,064 and 17,883, respectively)                     296,586        231,588
                                                                                       -----------    -----------

Fidelity Freedom 2040 Fund (shares -- 10,038 and 5,445, respectively)                       83,018         41,161
                                                                                       -----------    -----------

UGI Common Stock Fund
      UGI Corporation Unitized Stock Fund (units -- 395,936 and 354,193,
           respectively)                                                                10,183,467 *    7,579,722 *
      Dividends receivable                                                                  76,139         65,350
                                                                                       -----------    -----------
                                                                                        10,259,606      7,645,072
                                                                                       -----------    -----------

Total trust investments - fair value, except for group annuity contracts included in the Fidelity Managed Income Portfolio II Fund
      which are carried at contract value                                              $82,513,700    $71,424,505
                                                                                       ===========    ===========

Total trust investments - cost                                                         $73,589,221    $67,483,984
                                                                                       ===========    ===========

* - Investment represents five percent or more of the net assets available for benefits.

The net appreciation in fair value of investments during the years ended December 31, 2004 and 2003 by major investment category follows:

                                                  Year          Year
                                                  Ended         Ended
                                               December 31,  December 31,
                                                   2004          2003
                                               ------------  ------------
Registered investment company mutual funds     $  3,684,324  $  9,349,586
UGI Common Stock Fund                             1,681,937     2,079,628
                                               ------------  ------------
Total net appreciation in fair value           $  5,366,261  $ 11,429,214
                                               ============  ============

                              UGI UTILITIES, INC.
                                  SAVINGS PLAN

                    NOTES TO FINANCIAL STATEMENTS (Continued)

During the 2004 Plan Year and the 2003 Plan Year, the Plan purchased, at market prices, 16,173 and 15,465 shares of UGI Corporation Common Stock directly from UGI Corporation for $546,141 and $464,480, respectively.

The investments of the separate investment funds are exposed to various risks such as interest rate, market and credit risk. The degree and concentration of these risks vary by fund. Due to the level of risk associated with the separate investment funds, it is reasonably possible that changes in risk in the near term could materially affect participants' account balances and the amounts reported in the Statements of Net Assets Available for Benefits and the Statements of Changes in Net Assets Available for Benefits.

4.    FEDERAL INCOME TAX STATUS

On December 6, 2002, the Internal Revenue Service issued a favorable determination letter concerning the qualified status of the Plan in effect as of November 27, 2002 under Section 401(a) of the IRC. The Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the Trust) and participants are not taxed on Employers' contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.

5.    SUBSEQUENT EVENT


The Company performed a review of the Plan's investment strategies, funds offered, and fund expenses and determined that a simplified core group of funds combined with a self-directed brokerage option would help participants achieve their investment objectives at lower costs. As a result of that review, effective June 1, 2005, 26 of the 31 investment fund options offered at December 31, 2004 were discontinued and 11 new fund options and a self-directed brokerage option were added effective February 1, 2005.

                        UGI UTILITIES, INC. SAVINGS PLAN
              ITEM 4(i) - SCHEDULE OF ASSETS (HELD AT END OF YEAR)

                                                          December 31, 2004
                                          -------------------------------------------------
                                             Number of
                                             Shares or                  Fair Value/
                                             Principal                   Contract
    NAME OF ISSUER AND TITLE OF ISSUE         Amount           Cost        Value     % (2)
----------------------------------------  ---------------  -----------  -----------  ------
FIDELITY CASH RESERVES FUND (3)            4,034,108 shrs  $ 4,034,108  $ 4,034,108  100.00%
                                                           -----------  -----------  ------

FIDELITY MANAGED INCOME
  PORTFOLIO II FUND (1) (3)               11,309,472 shrs   11,309,472   11,309,472  100.00%
                                                           -----------  -----------  ------

FIDELITY INTERMEDIATE BOND FUND (3)          132,993 shrs    1,384,483    1,399,090  100.00%
                                                           -----------  -----------  ------

FIDELITY CAPITAL & INCOME FUND (3)            71,593 shrs      574,089      606,388  100.00%
                                                           -----------  -----------  ------

FIDELITY U.S. BOND INDEX FUND (3)             97,245 shrs    1,075,820    1,083,311  100.00%
                                                           -----------  -----------  ------

FIDELITY BALANCED FUND (3)                    28,984 shrs      457,582      516,488  100.00%
                                                           -----------  -----------  ------

FIDELITY PURITAN FUND (3)                     33,109 shrs      591,867      627,407  100.00%
                                                           -----------  -----------  ------

FIDELITY SPARTAN U.S. EQUITY
  INDEX FUND (3)                              77,875 shrs    3,017,850    3,337,733  100.00%
                                                           -----------  -----------  ------

FIDELITY EQUITY INCOME FUND (1) (3)          212,690 shrs    9,609,294   11,225,752  100.00%
                                                           -----------  -----------  ------

FIDELITY FUND (3)                             62,292 shrs    1,908,067    1,861,291  100.00%
                                                           -----------  -----------  ------

FIDELITY GROWTH & INCOME
   PORTFOLIO (3)                              16,871 shrs      619,911      644,633  100.00%
                                                           -----------  -----------  ------

FIDELITY EQUITY INCOME II FUND (3)            33,945 shrs      714,024      815,030  100.00%
                                                           -----------  -----------  ------

FIDELITY REAL ESTATE INVESTMENT
   PORTFOLIO (3)                              39,956 shrs      884,692    1,180,313  100.00%
                                                           -----------  -----------  ------

FIDELITY MAGELLAN FUND (1) (3)               165,408 shrs   16,019,079   17,167,665  100.00%
                                                           -----------  -----------  ------

FIDELITY GROWTH COMPANY FUND (3)              57,023 shrs    3,484,567    3,197,276  100.00%
                                                           -----------  -----------  ------

FIDELITY OTC PORTFOLIO (3)                    31,592 shrs    1,453,170    1,095,938  100.00%
                                                           -----------  -----------  ------

FIDELITY CAPITAL APPRECIATION FUND (3)        21,438 shrs      494,734      558,031  100.00%
                                                           -----------  -----------  ------

FIDELITY BLUE CHIP GROWTH FUND (3)            30,057 shrs    1,334,142    1,253,683  100.00%
                                                           -----------  -----------  ------

FIDELITY LOW-PRICED STOCK FUND (3)            65,952 shrs    2,139,470    2,654,578  100.00%
                                                           -----------  -----------  ------

FIDELITY SMALL CAP INDEPENDENCE FUND (3)      28,667 shrs      478,565      565,304  100.00%
                                                           -----------  -----------  ------

FIDELITY VALUE  FUND (3)                      20,452 shrs    1,190,677    1,457,991  100.00%
                                                           -----------  -----------  ------

FIDELITY OVERSEAS FUND (3)                    33,149 shrs    1,082,285    1,172,806  100.00%
                                                           -----------  -----------  ------

                        UGI UTILITIES, INC. SAVINGS PLAN
        ITEM 4(i) - SCHEDULE OF ASSETS (HELD AT END OF YEAR) (CONTINUED)

                                                          December 31, 2004
                                           ------------------------------------------------
                                             Number of
                                             Shares or                  Fair Value/
                                             Principal                   Contract
   NAME OF ISSUER AND TITLE OF ISSUE          Amount           Cost        Value     % (2)
----------------------------------------   --------------  -----------  -----------  ------
FIDELITY WORLDWIDE FUND (3)                  13,389 shrs       210,877      244,346  100.00%
                                                           -----------  -----------  ------

FIDELITY INTERNATIONAL DISCOVERY FUND (3)    16,935 shrs       403,800      477,578  100.00%
                                                           -----------  -----------  ------

FIDELITY FREEDOM INCOME FUND (3)             10,706 shrs       118,760      120,662  100.00%
                                                           -----------  -----------  ------

FIDELITY FREEDOM 2000 FUND (3)                6,025 shrs        75,643       72,784  100.00%
                                                           -----------  -----------  ------

FIDELITY FREEDOM 2010 FUND (3)              156,434 shrs     2,054,906    2,130,631  100.00%
                                                           -----------  -----------  ------

FIDELITY FREEDOM 2020 FUND (3)               76,232 shrs     1,011,656    1,064,201  100.00%
                                                           -----------  -----------  ------

FIDELITY FREEDOM 2030 FUND (3)               21,064 shrs       290,288      296,586  100.00%
                                                           -----------  -----------  ------

FIDELITY FREEDOM 2040 FUND (3)               10,038 shrs        72,252       83,018  100.00%
                                                           -----------  -----------  ------

UGI COMMON STOCK FUND (1) (3)
UGI Corporation Unitized Stock Fund         395,936 units    5,416,952   10,183,467   99.26%
Dividends receivable                       $ 76,139             76,139       76,139    0.74%
                                                           -----------  -----------  ------

                                                             5,493,091   10,259,606  100.00%
                                                           -----------  -----------  ------

PARTICIPANT  LOANS

Loan principal outstanding (3)(4)                                    -    2,090,308  100.00%
                                                           -----------  -----------  ------

Total - all funds                                          $73,589,221  $84,604,008
                                                           ===========  ===========

----------------------
(1) Investment represents 5% or more of the net assets available for benefits.

(2) Percentages represent percentage of fair value of each fund.

(3) Party in interest.

(4) Interest rates on loans outstanding as of December 31, 2004 range from 5.00% to 10.50%.